Exhibit 13.1

Certification by the Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of JA Solar Holdings Co., Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on April 30, 2012, and as amended by Amendment No.1 on May 23, 2012 and Amendment No.2 on the date hereof (the “Report”), I, Peng Fang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 2, 2012

By:	/s/ Peng Fang
Name:	Peng Fang
Title:	Chief Executive Officer